UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 7, 2017

BIOHITECH GLOBAL, INC.

(formerly known as Swift Start Corp.)

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36843	46-233496
(State of Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

80 Red Schoolhouse Road, Suite 101, Chestnut Ridge, NY 10977

(Address of principal executive offices)

Registrant’s telephone number, including area code: 845-262-1081

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Merger Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Merger Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Merger Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)       On June 7, 2017, BioHiTech Global, Inc. (the “Company”) held its 2016 Annual Meeting of Stockholders (the “Meeting”). Of the 8,229,712 shares of common stock entitled to vote at the Meeting, 6,821,059 shares of common stock were present in person or by proxy and entitled to vote, representing approximately 82.9% of the Company’s outstanding voting capital stock.

(b)       At the Meeting, the Company’s stockholders: (i) re-elected Frank E. Celli, James D. Chambers, Anthony Fuller, Robert A. Graham, Harriet Hentges, and Douglas VanOort as members of the Board of Directors, each for a one-year term expiring at the 2017 annual meeting of stockholders and until each of their respective successors are duly elected and qualified or until each of their respective earlier resignation or removal; (ii) voted to approve an amendment to the Company’s Certificate of Incorporation to increase the number of the Company’s common stock from 20,000,000 shares to 50,000,000; (iii) approved and adopted the Company’s 2017 Executive Equity Incentive Plan; and (iv) ratified the appointment of Marcum, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017. Each proposal is described in more detail in the Company’s Proxy Statement filed with the Securities and Exchange Commission on May 15, 2017.

The voting results of the shares of common stock for each proposal are set forth below:

Proposal 1 – Election of All Directors:

Total Shares Voted	Votes Against	Total Votes Withheld	Broker Non-Votes
6,821,059	0	334,607	259,664

Re-election of Frank E. Celli as a Director:

Votes For	Votes Against	Votes Withheld	Percentage Voted For
6,486,402	0	334,657	95.1%

Re-election of James D. Chambers as a Director:

Votes For	Votes Against	Votes Withheld	Percentage Voted For
6,486,402	0	334,657	95.1%

Re-election of Anthony Fuller as a Director:

Votes For	Votes Against	Votes Withheld	Percentage Voted For
6,821,859	0	0	100.0%

Re-election of Robert A. Graham as a Director:

Votes For	Votes Against	Votes Withheld	Percentage Voted For
6,486,952	0	334,107	95.1%

Re-election of Harriet Hentges as a Director:

Votes For	Votes Against	Votes Withheld	Percentage Voted For
6,821,009	0	50	100.0%

Re-election of Douglas VanOort as a Director:

Votes For	Votes Against	Votes Withheld	Percentage Voted For
6,486,452	0	334,607	95.1%

Proposal 2- To approve an amendment to the Company’s Certificate of Incorporation:

Votes For	Votes Against	Votes Abstained	Percentage Voted For	Broker Non-Votes
6,650,602	170,156	301	97.5%	259,664

Proposal 3- To approve and adopt the 2017 Executive Equity Incentive Plan.

Votes For	Votes Against	Votes Abstained	Percentage Voted For	Broker Non-Votes
6,815,542	5,216	301	99.9%	259,664

Proposal 4- To ratify the appointment of Marcum, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017:

Votes For	Votes Against	Votes Abstained	Percentage Voted For	Broker Non-Votes
6,820,750	0	301	100.0%	259,664

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

Date: June 12, 2017	BIOHITECH GLOBAL, INC.

	By:	/s/ Brian C. Essman
Name: Brian C. Essman
Title: Chief Financial Officer & Treasurer